UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 22, 2006
ALION SCIENCE AND TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-89756 (Commission File Number)	54-2061691 (IRS Employer Identification No.)

10 West 35th Street Chicago, IL 60616 (312) 567-4000	1750 Tysons Boulevard Suite 1300 McLean, VA 22102 (703) 918-4480

(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On August 22, 2006, Robert L. Growney resigned from the Board of Directors of Alion Science and Technology Corporation (the “Registrant”), citing communications issues. Mr. Growney was a member of the Audit and Finance Committee of the Board of Directors at the time of his resignation.
See Mr. Growney’s attached email dated August 22, 2006, to the Registrant’s Board of Directors for more details.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Email dated August 22, 2006, from Robert L. Growney to the other members of the board of directors of the Registrant announcing his resignation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 28, 2006

ALION SCIENCE AND TECHNOLOGY CORPORATION
By:	/s/ James C. Fontana
Name:	James C. Fontana
Title:	Senior Vice President, General Counsel and Secretary

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